SUPPLEMENT DATED MARCH 12, 2018 TO THE SUMMARY PROSPECTUSES

OF VANECK VECTORS ETF TRUST

Dated April 1, 2017

This Supplement updates certain information contained in the above-dated Summary Prospectuses for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors High Income MLP ETF and VanEck Vectors High Income Infrastructure MLP ETF (each, a “Fund” and collectively, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for the Funds by Guo Hua (Jason) Jin. Accordingly, each Summary Prospectus is supplemented as follows:

The information respecting George Chao in the “Portfolio Management – Portfolio Managers” section of the Summary Prospectus is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing the Fund
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

Please retain this supplement for future reference.